UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 11, 2007
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ALL AMERICAN PET COMPANY, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland
(STATE OR OTHER JURISDICTION OF INCORPORATION)

000-50526	91-2186665
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

16501 Ventura Boulevard, Suite 514
Encino, California 91436
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(818) 981-2275
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 -- MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS
Item 4.01 Changes in Registrant's Certifying Accountant

On September 11, 2007, the Board of Directors of All American Pet Company, Inc. (the "Company") appointed Hawkins Accounting (the "New Accountants") as the registered independent accounting firm to audit the financial statements of the Company for the year ending December 31, 2007, and to review the Company’s Forms 10-QSB for the six months and nine months ending June 30, 2007 and September 30, 2007, respectively. Weinberg & Company P.A. (“Weinberg”) was dismissed as the Company's registered independent accounting firm. Weinberg did not receive the notice of dismissal until September 17, 2007.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2006 and 2005 and in the subsequent interim periods, there were no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Weinberg, would have caused Weinberg to make reference to the matter in their reports.

The reports of Weinberg on the Company's financial statements for the Company's two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, or was modified as to audit scope, or accounting principles. The reports of Weinberg on the two most recent fiscal years did contain a modification for substantial doubt about the Company’s ability to continue as a going concern.

During the Company's two most recent fiscal years and the subsequent interim period through the date of engagement of the New Accountants, the Company did not consult the New Accountants regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B.

There were no reportable events as that term is described in Item 304(a)(1)(iv) (A)-(E) of Regulation S-B.

The Company has provided Weinberg with a copy of this disclosure. In accordance with Item 304(a)(3) of regulation S-B, the Company has requested Weinberg to provide a letter addressed to the Securities and Exchange Commission stating that they agree or disagree with the disclosures made by the Company in this Item 4.01. Upon receipt of such letter the Company will file it with the SEC as an exhibit to an amended Form 8-K.

SECTION 8 -- OTHER EVENTS
Item 8.01 Other Events

On September 14, 2007, the Company filed its Form 10-QSB for the quarter ended June 30, 2007, with the Securities and Exchange Commission (the “SEC”). This Form 10-QSB was not reviewed by Weinberg.  Weinberg informed the Company’s Board of Directors that because the Form 10-QSB was filed prior to reporting the change of accountants, as set forth above in Section 4.01, there could be an inference that Weinberg had reviewed the Form 10-QSB. Therefore, in order to clarify that Weinberg did not review the financial statements in the Form 10-QSB, the Company had asked the New Accountants to review such financial statements in their capacity as the Company’s current auditors. The Company is aware of no facts that would cause any material change in the financial statements set forth in its Form 10-QSB filed with the SEC on September 14, 2007.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits

(c) Exhibits

16.2	Letter from Weinberg & Company P.A. addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-B.*

*Filed herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL AMERICAN PET COMPANY, INC.
(Registrant)

Date: September 25, 2007	By:	/s/ Barry Schwartz
	Name:	Barry Schwartz
	Title:	Chief Executive Officer and Chief Financial Officer